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                                                                 EXHIBIT 23.2



                              INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CellStar Corporation:


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                           /s/ KPMG Peat Marwick LLP

                                               KPMG Peat Marwick LLP

Dallas, Texas
February 9, 1998